UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 1, 2026
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PUBLIX SUPER MARKETS, INC.
(Exact name of Registrant as specified in its charter)
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Florida	000-00981	59-0324412
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Publix Corporate Parkway
Lakeland, Florida		33811
(Address of principal executive offices)		(Zip Code)

(863) 688-1188
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement

Indemnification Agreement

Publix Super Markets, Inc. (Company) and William S. Hammond, Aleece M. Tiedt and Meghan E. Vazquez, Officers of the Company, entered into Indemnification Agreements dated January 1, 2026. These Indemnification Agreements are in the same form as the Indemnification Agreement attached as an exhibit to the quarterly report of the Company on Form 10-Q for the quarter ended March 31, 2001. The Indemnification Agreement has been entered into between the Company and all of its directors and officers as previously reported.

Item 8.01.     Other Events

On January 2, 2026, the Company announced its Board of Directors declared a quarterly dividend of 11.05 cents per share, payable February 2, 2026 to stockholders of record as of the close of business January 15, 2026. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits

(d).     Exhibits

99.1.     Press Release dated January 2, 2026
104.     Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PUBLIX SUPER MARKETS, INC.

Dated: January 2, 2026	By:	/s/ David P. Phillips
David P. Phillips, Executive Vice President, Chief Financial Officer and
Treasurer (Principal Financial and Accounting Officer)

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